Exhibit 99.1

CLASS B COMMON

HUBBELL INCORPORATED

NON-QUALIFIED STOCK OPTION

(Granted Pursuant to the Stock
Option Plan for Key Employees)

     THIS OPTION GRANTED ON                , 2004 (the “Date of Grant”) by HUBBELL INCORPORATED, a Connecticut corporation (the “Company”), to                 (the “Optionee”):

WITNESSETH:

     WHEREAS the Company’s Board of Directors, by resolutions dated March 13, 1973, adopted the Hubbell Incorporated Stock Option Plan for Key Employees (the “Plan”), and the Plan was approved and ratified by the stockholders of the Company at their annual meeting held on May 7, 1973; and

     WHEREAS the Plan was subsequently amended from time to time; and

     WHEREAS pursuant to the Plan the Company’s Board of Directors appointed a Compensation Committee (the “Committee”) to administer the Plan; and

     WHEREAS the Committee has found the Optionee is a key employee of the Company or a subsidiary corporation and is eligible to be granted an option under the terms of the Plan, in an amount and at the price hereinafter stated;

     NOW, THEREFORE, the Company hereby grants to Optionee, as an incentive to Optionee’s continuing in the employ of the Company or a subsidiary corporation and to encourage ownership of stock in the Company, an option, for and during the period often (10) years from the Date of Grant, to purchase an aggregate of                 shares of the Company’s Class B Common Stock, par value $.01 per share (the “Class B Common Stock”), at a price of

$           per share (being the fair market value of one share of Class B Common Stock on the Date of Grant, as determined by the Committee), subject to the following terms and conditions:

     1. Unless otherwise provided pursuant to the terms of the Plan, no part of this option may be exercised within the period of one year from the Date of Grant or following the close of business on the date preceding the tenth anniversary from the Date of Grant (such close of business being hereinafter called the “Date of Expiration”). During the period of one year beginning one year from the Date of Grant, this option may be exercised as to not more than one-third of the total number of shares covered by this option, and during each of the two (2) subsequent similar periods of one year, this option may be exercised as to not more than an additional one-third of such total number of shares, except that, subject to the provisions hereinafter set forth, any part of this option exercisable but not actually exercised during any such period of one year may be exercised during any one or more of the subsequent periods of one year and this option may be exercised in full to the extent not previously exercised commencing on the third anniversary of the Date of Grant.

     2. Exercise of this option shall be effected by giving written notice of exercise to the Secretary of the Company, in form satisfactory to the Committee, specifying the number of shares with respect to which this option is being exercised, and accompanied by payment in full of the purchase price for such shares. Payment may be made either (i) in cash (including check, bank draft, or money order), or (ii) by delivery of shares of either class of common stock of the Company or a combination of common stock and cash, or (iii) to the extent authorized by the Committee, at the written election of the optionee, by delivery of irrevocable instructions to a broker to sell shares of common stock otherwise deliverable upon exercise of this stock option and to deliver to the Company an amount equal to the aggregate exercise price.

Such exercise shall be effective only upon receipt by the Secretary of the Company of such written notice and payment. Neither Optionee nor Optionee’s legal representatives, legatees or distributees, shall be or be deemed to be a holder of any shares covered by this option unless and until certificates for such shares have been issued.

     3. During the lifetime of Optionee, this option shall be exercisable only by Optionee. Subject to the provisions hereinafter set forth, Optionee may not exercise this option unless Optionee is in the employ of the Company or a subsidiary corporation at the time of exercise and has been in the employ of the Company or a subsidiary corporation continuously since the Date of Grant. Subject to the provisions of Paragraph 4, in the event Optionee ceases to be an employee of the Company or a subsidiary corporation for any reason (including, without limitation, the sale of a subsidiary) other than death or retirement with the consent of the Company or retirement by reason of permanent disability (as defined in the Plan), this option shall expire on the earlier of (a) the Date of Expiration or (b) the close of business on the date three months from the date of Optionee’s termination of employment (even though such participant is subsequently reemployed), and prior to the option expiration date, the Optionee shall have the right to exercise the option to the extent the Optionee could have exercised it on the date of the Optionee’s termination of employment. If Optionee ceases to be an employee of the Company or a subsidiary corporation by reason of retirement with the consent of the Company, this option shall mature in the normal manner and the Optionee (or in the event of Optionee’s death after the date of Optionee’s retirement, Optionee’s estate or the person who acquires this option by bequest or inheritance or by reason of Optionee’s death) shall have the right to exercise this option after it becomes exercisable, until the Date of Expiration. If Optionee ceases to be an employee of the Company due to retirement by reason of permanent disability, Optionee (or in the event of Optionee’s death after the date of Optionee’s disability retirement, Optionee’s estate or the person who acquires this option by bequest or inheritance or by reason of Optionee’s death) shall have the right to exercise this option, to the extent that Optionee could have exercised it at the date of such disability retirement, until the later of (a) the close of business on the date one year after the date of Optionee’s disability retirement or (b) in the event that Optionee’s death occurs during such one (1) year period, the date one (1) year after the date of such death; but in no event later than the Date of Expiration. If Optionee shall die while employed by the Company or a subsidiary corporation, Optionee’s estate or the person who acquires this option by bequest or inheritance or by reason of Optionee’s death shall have the right to exercise this option to the extent that Optionee could have exercised it at the date of Optionee’s death, until the earlier of (a) the Date of Expiration or (b) the close of business on the date one year after the date of Optionee’s death. Whether a cessation of employment is to be considered a retirement with the consent of the Company or retirement by reason of permanent disability shall be determined by the Committee, whose determination shall be final and conclusive.

     4. Notwithstanding the provisions of Paragraphs 1 and 3, this option, whether or not exercisable, shall expire if the Optionee is in Competition with the Company at any time during the term of the option. For this purpose, “Competition” mean that the Optionee, directly or indirectly, anywhere in the United States or outside of the United States, owns, manages, operates, joins or controls, or participates in the ownership, management, operation or control of, or becomes a director or an employee of, or a consultant to, any person, firm or corporation which competes with the Company; provided, however, that the Optionee shall not be in Competition with the Company if the investments by the Optionee in shares of stock traded on a national securities exchange or on the national over-the-counter market has an aggregate market value, at the time of acquisition, of less than two percent (2%) of the outstanding shares of such stock. As a precondition to the exercise of any portion of this option, the Optionee must certify, in a form satisfactory to the Committee, that the Optionee has not been in Competition with the Company at any tune during the term of this option, or is otherwise exempt from such Competition provisions due to his retirement from the Company at or after age 62.

     5. The aggregate number and class of shares covered by this option, the price per share thereof, and the number of shares as to which this option may be exercised at any one time, shall be proportionately adjusted in the event of any change or any increase or decrease in the number of issued shares of common stock of the Company, without receipt of consideration by the Company, resulting from a subdivision or consolidation of shares, payment of a stock dividend, a recapitalization, a combination of shares, or other like capital adjustment. Adjustments shall be made by the Committee, whose determination with regard thereto shall be final and conclusive. Except as otherwise provided in the Plan, in the event of the proposed dissolution or liquidation of the Company, or in the event of any proposed reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or in the event of a proposed sale of all or substantially all of the principal and/or assets of the Company to another corporation, this option shall terminate as of a date to be fixed by the Committee, provided that not less than 90 days’ written notice of the date so fixed shall be given to Optionee, and Optionee shall have the right during such period to exercise this option as to all or any part of the shares covered hereby to the extent this option is then otherwise exercisable, and provided further, however, that the Board of Directors of the Company may, in their discretion, substitute or cause to be substituted a new option for this option, provided such new option (a) applies to the stock of the new employer corporation or a parent or subsidiary corporation of such corporation, and (b) is not more favorable to Optionee than this option.

     6. This option may not be exercised:

          (a) until the shares of stock reserved for issuance upon the exercise of this option have been listed upon each national securities exchange upon which stock of the Company of like class is listed;

          (b) unless (i) the shares of stock subject to this option are covered by an effective registration statement filed under the provisions of the Securities Act of 1933, as amended (the “Act”), or (ii) the purchase of the shares upon exercise of this option is otherwise exempt, in the sole opinion of the Company and its counsel, from the registration requirements of the Act, and the person exercising this option shall have furnished the Company with a written statement signed by such person representing and agreeing (x) that such person is purchasing the stock subject to this option for such person’s account without a view to any distribution within the meaning of the Act, or the rules and regulations of the Securities and Exchange Commission thereunder, or to any resales not permitted by the Act or such rules and regulations, (y) that such person will not offer, sell, pledge or otherwise transfer the shares acquired through the exercise of this option unless, in the sole opinion of the Company and its counsel, such offer, sale, pledge or transfer may be made without registration of such shares under the Act, as then in effect, and (z) that the Company is authorized to inscribe on the stock certificates issued upon the exercise of this option a legend referring to the provisions of this subparagraph;

          (c) until the shares of stock subject to this option have been registered or otherwise qualified for sale under any other federal or state law which, in the opinion of counsel for the Company, requires such registration or qualification;

          (d) unless the person exercising this option, if Optionee is no longer living, shall have furnished to the Company evidence satisfactory to the Company of such person’s right to exercise the option and of payment or provision for the payment of any estate, transfer, inheritance or death taxes payable with respect to this option or the shares to which it relates;

          (e) until full payment is made to the Company of all amounts which under federal, state or local law it is required to withhold upon exercise of this option (which obligation may be satisfied pursuant to Section 5(c)(E) of the Plan).

     The exercise of this option shall be further subject to full compliance, to the satisfaction of the Company and its counsel, with all then applicable requirements of law, and of federal, state or local regulatory agencies, not otherwise referred to in this Paragraph 6.

     7. This option shall not be assignable or transferable, except by will or by the laws of descent and distribution.

     8. This option grant does not constitute an employment contract and it does not guarantee employment for the length of the vesting schedule or any portion thereof. Nothing contained herein shall be deemed to limit or restrict any right of the Company to terminate Optionee’s employment.

     9. The Plan is hereby incorporated in this instrument by reference. This option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The term “subsidiary corporation”

and any other words or terms used herein which are defined or used in Sections 421 or 424 of the Code shall, unless the context clearly requires otherwise, have the meanings assigned to them therein. The place of administration of the Plan shall be conclusively deemed to be within the State of Connecticut, and the validity, construction, interpretation and effect of the Plan (and this option), its rules and regulations and the rights of all Optionees having or claiming to have an interest therein or thereunder shall be governed by and determined conclusively and solely in accordance with the laws of the State of Connecticut, without regard to any conflicts of laws provisions. This option constitutes the entire agreement between the Company and Optionee and may not be modified except by a written instrument signed by or on behalf of the Company and Optionee.

     IN WITNESS WHEREOF, this instrument has been executed on behalf of the Company by a duly authorized officer as of the day and year first above-written.

HUBBELL INCORPORATED

By:
Richard W. Davies Vice President, General Counsel and Secretary

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